UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

September 30, 2011

Semi-Annual Repor  t

Legg Mason

Investment Counsel

Financial Services

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Financial Services Fund

Fund objective

The Fund seeks long-term capital appreciation by investing primarily in common stocks.*

*	Since the Fund focuses its investments primarily on companies involved in financial services, an investment in the Fund may involve a greater degree of risk than an investment with greater diversification.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Financial Services Fund for the six-month reporting period ended September 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

Legg Mason Investment Counsel Financial Services Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first month of the period, there were expectations of an improving economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the six-month period as a whole, U.S. equities produced poor results.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011 (before the reporting period began), unemployment again moved higher and remained elevated throughout the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011 (before the reporting period began), the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI generally moderated during the reporting period, reaching a low of 50.6 in August — the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While stocks generated positive results early in the reporting period, these gains were later erased. This setback was

IV	Legg Mason Investment Counsel Financial Services Fund

Investment commentary (cont’d)

triggered by a variety of factors, including concerns regarding the global economy, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries. Against this backdrop, investors sought refuge in higher-quality securities as their sentiment became generally more negative.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010 (prior to the beginning of the reporting period), the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Equity market review

The U.S. equity market began the reporting period on a positive note, as it rallied in April. During the month, the market was supported by generally solid investor demand and expectations for continued strong corporate profits. However, with risk appetite being replaced with risk aversion, the S&P 500 Indexv (the “Index”) fell sharply over the last five months of the period. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and the S&P downgrade of U.S. sovereign debt. All told, the Index returned -13.78% over the reporting period.

Looking at the U.S. stock market more closely, large-cap stocks generated the best relative returns during the six months ended September 30, 2011, with the large-cap Russell 1000 Indexvi returning -14.58%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned -18.55% and -23.12%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -13.35% and -17.20%, respectively.

Performance review

For the six months ended September 30, 2011, Class A shares of Legg Mason Investment Counsel Financial Services Fund, excluding sales charges, returned -18.42%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the S&P 500 Financial Indexxi, returned -13.78% and -27.37%, respectively, for the same period. The Lipper Financial Services Funds Category Average1 returned -24.80% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 80 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Investment Counsel Financial Services Fund	V

Performance Snapshot as of September 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Investment Counsel Financial Services Fund:
Class A	-18.42%
Class B1	-18.73%
Class C	-18.68%
Class I	-18.31%
S&P 500 Index	-13.78%
S&P 500 Financial Index	-27.37%
Lipper Financial Services Funds Category Average	-24.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.71%, 2.86%, 2.29% and 1.39%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares and 1.25% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Financial Officer

October 28, 2011

RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The financial services sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

VI	Legg Mason Investment Counsel Financial Services Fund

Investment commentary (cont’d)

and economic factors affecting investments in companies in foreign countries. The securities of small- and mid-sized companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and March 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-18.42%	$1,000.00	$815.80	1.50%	$6.81	Class A	5.00%	$1,000.00	$1,017.50	1.50%	$7.57
Class B	-18.73	1,000.00	812.70	2.25	10.20	Class B	5.00	1,000.00	1,013.75	2.25	11.33
Class C	-18.68	1,000.00	813.20	2.25	10.20	Class C	5.00	1,000.00	1,013.75	2.25	11.33
Class I	-18.31	1,000.00	816.90	1.22	5.54	Class I	5.00	1,000.00	1,018.90	1.22	6.16

[1]	For the six months ended September 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

September 30, 2011

Legg Mason Investment Counsel Financial Services Fund

Security	Shares	Value
Common Stocks — 96.3%
Capital Markets — 7.8%
Affiliated Managers Group Inc.	11,392	$889,146	*
Ameriprise Financial Inc.	22,850	899,376
KBW Inc.	56,000	772,240
TD Ameritrade Holding Corp.	80,000	1,176,400
Total Capital Markets		3,737,162
Commercial Banks — 23.8%
American River Bankshares	100,000	485,000	*
Banner Corp.	97,142	1,242,446
Farmers & Merchants Bank of Long Beach	200	805,000
First California Financial Group Inc.	200,000	602,000	*
First Connecticut Bancorp Inc.	34,800	393,936	*
First Financial Bancorp	27,000	372,600
First State Bank	175,000	35,000	*(a)
Heritage Financial Corp.	113,000	1,247,520
Heritage Oaks Bancorp	200,000	668,000	*
MB Financial Inc.	40,000	588,800
Northrim BanCorp Inc.	44,100	853,335
Pacific Continental Corp.	99,020	702,052
PNC Financial Services Group Inc.	20,580	991,750
Royal Bank of Canada	27,791	1,274,583
U.S. Bancorp	50,000	1,177,000
Total Commercial Banks		11,439,022
Consumer Finance — 1.2%
Netspend Holdings Inc.	110,000	565,400	*
Diversified Financial Services — 0.9%
Bank of America Corp.	70,000	428,400
Insurance — 29.7%
Alterra Capital Holdings Ltd.	70,000	1,327,900
American Financial Group Inc.	36,650	1,138,715
American Safety Insurance Holdings Ltd.	70,000	1,288,000	*
Amerisafe Inc.	60,000	1,104,600	*
Arch Capital Group Ltd.	35,000	1,143,625	*
Assurant Inc.	35,000	1,253,000
Brown & Brown Inc.	52,000	925,600
Hanover Insurance Group Inc.	37,000	1,313,500
HCC Insurance Holdings Inc.	48,000	1,298,400
Hilltop Holdings Inc.	150,000	1,081,500	*

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2011

Legg Mason Investment Counsel Financial Services Fund

Security			Shares	Value
Insurance — continued
MetLife Inc.			30,000	$840,300
Old Republic International Corp.			90,000	802,800
Protective Life Corp.			47,000	734,610
Total Insurance				14,252,550
IT Services — 9.2%
Fiserv Inc.			26,250	1,332,713	*
Lender Processing Services Inc.			45,000	616,050
Online Resources Corp.			340,000	867,000	*
Visa Inc., Class A Shares			18,700	1,602,964
Total IT Services				4,418,727
Professional Services — 3.8%
Verisk Analytics Inc., Class A Shares			52,000	1,808,040	*
Real Estate Investment Trusts (REITs) — 5.4%
American Capital Agency Corp.			50,000	1,355,000
MFA Mortgage Investments Inc.			175,000	1,228,500
Total Real Estate Investment Trusts (REITs)				2,583,500
Thrifts & Mortgage Finance — 14.5%
Alliance Bancorp Inc.			50,000	529,000
BCSB Bancorp Inc.			50,000	587,500	*(a)
First PacTrust Bancorp Inc.			30,000	339,900
Fox Chase Bancorp Inc.			100,000	1,268,000
People’s United Financial Inc.			120,000	1,368,000
Riverview Bancorp Inc.			226,340	559,060	*
Territorial Bancorp Inc.			88,400	1,692,860
WSFS Financial Corp.			20,000	631,400
Total Thrifts & Mortgage Finance				6,975,720
Total Common Stocks (Cost — $52,617,483)				46,208,521

	Rate	Maturity Date	Face Amount
Corporate Bond & Notes — 1.3%
Financials — 1.3%
Commercial Banks — 1.3%
Regions Financing Trust II, Junior Subordinated Notes (Cost — $673,720)	6.625%	5/15/47	$750,000	615,000	(b)
Total Investments before Short-Term Investments (Cost — $53,291,203)				46,823,521

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	5

Legg Mason Investment Counsel Financial Services Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.8%
Repurchase Agreements — 2.8%
State Street Bank & Trust Co. repurchase agreement dated 9/30/11; Proceeds at maturity — $1,335,001; (Fully collateralized by U.S. Treasury Bills, 0.000% due 12/29/11; Market value — $1,364,932) (Cost — $1,335,000)	0.010%	10/3/11	$1,335,000	$1,335,000
Total Investments — 100.4% (Cost — $54,626,203#)				48,158,521
Liabilities in Excess of Other Assets — (0.4)%				(195,103)
Total Net Assets — 100.0%				$47,963,418

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

September 30, 2011

Assets:
Investments, at value (Cost — $54,626,203)	$48,158,521
Cash	971
Dividends and interest receivable	116,905
Receivable for Fund shares sold	34,385
Prepaid expenses	20,419
Total Assets	48,331,201

Liabilities:
Payable for securities purchased	107,573
Payable for Fund shares repurchased	103,652
Transfer agent fees payable	52,118
Investment management fee payable	27,041
Shareholder reports payable	21,431
Service and/or distribution fees payable	20,701
Foreign currency overdraft, at value (Cost — $2,274)	2,125
Trustees’ fees payable	968
Accrued expenses	32,174
Total Liabilities	367,783
Total Net Assets	$47,963,418

Net Assets:
Par value (Note 6)	$50
Paid-in capital in excess of par value	57,928,226
Accumulated net investment income	117,823
Accumulated net realized loss on investments and foreign currency transactions	(3,615,153)
Net unrealized depreciation on investments and foreign currencies	(6,467,528)
Total Net Assets	$47,963,418

Shares Outstanding:
Class A	2,490,044
Class B	360,467
Class C	1,578,864
Class I	541,551

Net Asset Value:
Class A (and redemption price)	$9.83
Class B*	$9.37
Class C*	$9.36
Class I (and redemption price)	$9.86
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.43

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended September 30, 2011

Investment Income:
Dividends	$613,649
Interest	12,307
Less: Foreign taxes withheld	(4,491)
Total Investment Income	621,465

Expenses:
Investment management fee (Note 2)	230,466
Service and/or distribution fees (Notes 2 and 5)	149,160
Transfer agent fees (Note 5)	95,373
Registration fees	26,782
Shareholder reports	19,855
Audit and tax	13,339
Legal fees	10,918
Fund accounting fees	3,297
Trustees’ fees	2,972
Insurance	945
Custody fees	673
Miscellaneous expenses	2,066
Total Expenses	555,846
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(47,248)
Net Expenses	508,598
Net Investment Income	112,867

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	1,451,612
Foreign currency transactions	96
Net Realized Gain	1,451,708
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(13,099,239)
Foreign currencies	139
Change in Net Unrealized Appreciation (Depreciation)	(13,099,100)
Net Loss on Investments and Foreign Currency Transactions	(11,647,392)
Decrease in Net Assets From Operations	$(11,534,525)

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended September 30, 2011 (unaudited) and the Year Ended March 31, 2011	September 30	March 31

Operations:
Net investment income (loss)	$112,867	$(57,702)
Net realized gain (loss)	1,451,708	(3,383,412)
Change in net unrealized appreciation (depreciation)	(13,099,100)	9,061,945
Proceeds from settlement of a regulatory matter	—	123,247	†
Increase (Decrease) in Net Assets From Operations	(11,534,525)	5,744,078

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	4,229,848	14,405,771
Cost of shares repurchased	(8,565,604)	(19,331,577)
Decrease in Net Assets From Fund Share Transactions	(4,335,756)	(4,925,806)
Increase (Decrease) in Net Assets	(15,870,281)	818,272

Net Assets:
Beginning of period	63,833,699	63,015,427
End of period*	$47,963,418	$63,833,699
* Includes accumulated and undistributed net investment income, respectively, of:	$117,823	$4,956

†	The Fund received $25,582, $53,885 and $43,780 for Class A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2011	2010	2009	2008	2007[3,4]

Net asset value, beginning of period	$12.05	$11.02	$8.16	$11.44	$14.29	$15.66

Income (loss) from operations:
Net investment income	0.04	0.02	0.06	0.04	0.10	0.11
Net realized and unrealized gain (loss)	(2.26)	1.00	2.84	(3.26)	(2.56)	0.82
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	(2.22)	1.03	2.90	(3.22)	(2.46)	0.93

Less distributions from:
Net investment income	—	—	(0.04)	(0.06)	(0.08)	—
Net realized gains	—	—	—	—	(0.31)	(2.30)
Total distributions	—	—	(0.04)	(0.06)	(0.39)	(2.30)

Net asset value, end of period	$9.83	$12.05	$11.02	$8.16	$11.44	$14.29
Total return[5]	(18.42)%	9.35%[6]	35.60%	(28.20)%	(17.53)%	6.42%

Net assets, end of period (000s)	$24,471	$33,874	$33,327	$24,387	$26,925	$32,704

Ratios to average net assets:
Gross expenses	1.69%[7]	1.71%	1.67%	1.69%	1.78%	1.62%
Net expenses[8,9]	1.50 [7]	1.50	1.49	1.50	1.49	1.50
Net investment income	0.65 [7]	0.21	0.58	0.39	0.72	0.72

Portfolio turnover rate	7%	18%	24%	11%	10%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 9.26%. Class A received $25,582 related to this distribution.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class B shares[1]	2011[2]	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$11.53	$10.55	$7.84	$11.01	$13.78	$ 13.66

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.06)	(0.02)	(0.03)	(0.01)	0.00	[4]
Net realized and unrealized gain (loss)	(2.15)	0.96	2.73	(3.14)	(2.45)	0.12
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—	—
Total income (loss) from operations	(2.16)	0.98	2.71	(3.17)	(2.46)	0.12

Less distributions from:
Net investment income	—	—	—	—	(0.00) [4]	—
Net realized gains	—	—	—	—	(0.31)	—
Total distributions	—	—	—	—	(0.31)	—

Net asset value, end of period	$9.37	$11.53	$10.55	$7.84	$11.01	$13.78
Total return[5]	(18.73)%	9.29%[6]	34.57%	(28.79)%	(18.13)%	0.88%

Net assets, end of period (000s)	$3,379	$4,831	$7,091	$6,987	$13,033	$24,102

Ratios to average net assets:
Gross expenses	3.04%[7]	2.86%	2.75%	2.78%	2.74%	2.62%[7]
Net expenses[8,9]	2.25 [7]	2.25	2.24	2.24	2.25	2.25	[7]
Net investment income (loss)	(0.10) [7]	(0.56)	(0.16)	(0.34)	(0.05)	0.86	[7]

Portfolio turnover rate	7%	18%	24%	11%	10%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	For the period March 16, 2007 (inception date) to March 31, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.53%. Class B received $53,885 related to this distribution.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2011	2010	2009	2008	2007[3,4]

Net asset value, beginning of period	$ 11.51	$ 10.60	$ 7.87	$ 11.04	$13.81	$ 15.43

Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.06)	(0.01)	(0.03)	0.01	(0.01)
Net realized and unrealized gain (loss)	(2.14)	0.95	2.74	(3.14)	(2.47)	0.82
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—	—
Total income (loss) from operations	(2.15)	0.91	2.73	(3.17)	(2.46)	0.81

Less distributions from:
Net investment income	—	—	—	(0.00) [5]	(0.00) [5]	—
Net realized gains	—	—	—	—	(0.31)	(2.43)
Total distributions	—	—	—	(0.00)	(0.31)	(2.43)

Net asset value, end of period	$9.36	$11.51	$10.60	$7.87	$11.04	$13.81
Total return[6]	(18.68)%	8.58%[7]	34.69%	(28.70)%	(18.08)%	5.72%

Net assets, end of period (000s)	$14,775	$20,252	$22,409	$20,242	$38,094	$66,714

Ratios to average net assets:
Gross expenses	2.27%[8]	2.29%	2.21%	2.18%	2.11%	2.39%
Net expenses[9]	2.25 [8,10]	2.23 [10]	2.18 [10]	2.18	2.11 [10]	2.25 [10]
Net investment income (loss)	(0.10) [8]	(0.52)	(0.10)	(0.29)	0.07	(0.09)

Portfolio turnover rate	7%	18%	24%	11%	10%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 8.40%. Class C received $43,780 related to this distribution.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2011	2010	2009	2008[3]

Net asset value, beginning of period	$12.07	$11.01	$ 8.14	$11.44	$11.77

Income (loss) from operations:
Net investment income	0.05	0.05	0.03	0.05	0.01
Net realized and unrealized gain (loss)	(2.26)	1.01	2.89	(3.27)	(0.34)
Total income (loss) from operations	(2.21)	1.06	2.92	(3.22)	(0.33)

Less distributions from:
Net investment income	—	—	(0.05)	(0.08)	—
Total distributions	—	—	(0.05)	(0.08)	—

Net asset value, end of period	$9.86	$12.07	$11.01	$8.14	$11.44
Total return[4]	(18.31)%	9.63%	35.93%	(28.20)%	(2.80)%

Net assets, end of period (000s)	$5,338	$4,877	$188	$16	$18

Ratios to average net assets:
Gross expenses	1.22%[5]	1.39%	1.32%	1.35%	1.96%[5]
Net expenses	1.22 [5,6]	1.21 [6,7]	1.10 [6,7]	1.35	1.96 [5]
Net investment income	0.99 [5]	0.48	0.33	0.55	3.69 [5]

Portfolio turnover rate	7%	18%	24%	11%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2011 (unaudited).

[3]	For the period March 25, 2008 (inception date) to March 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Financial Services Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

14	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$45,586,021	—	$622,500	$46,208,521
Corporate bond & notes†	—	$615,000	—	615,000
Short-term investments†	—	1,335,000	—	1,335,000
Total investments	$45,586,021	$1,950,000	$622,500	$48,158,521

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Total
Balance as of March 31, 2011	$43,750
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(8,750)
Net purchases (sales)	—
Transfers into Level 3	587,500
Transfers out of Level 3	—
Balance as of September 30, 2011	$622,500
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011[1]	$(8,750)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	15

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

16	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(e) Concentration risk. The Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	17

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for management of cash and short-term instruments. Effective May 6, 2011, LMIC provides the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it received from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, B, C and I shares did not exceed 1.50%, 2.25%, 2.25% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the six months ended September 30, 2011, fees waived and/or expenses reimbursed amounted to $47,248.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

18	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the six months ended September 30, 2011, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the six months September 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$3,000	$0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2011, the Fund had accrued $144 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,275,894
Sales	8,979,643

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,272,126
Gross unrealized depreciation	(10,739,808)
Net unrealized depreciation	$(6,467,682)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2011, the Fund did not invest in any derivative instruments.

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	19

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$37,574	$54,070
Class B	21,161	20,400
Class C	90,425	17,167
Class I	—	3,736
Total	$149,160	$95,373

For the six months ended September 30, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$28,616
Class B	16,818
Class C	1,814
Class I	—
Total	$47,248

6. Shares of beneficial interest

At September 30, 2011, the Trust had 400 million shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

20	Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2011		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	154,418	$1,741,319	704,659	$7,896,497
Shares repurchased	(476,468)	(5,210,925)	(916,932)	(10,458,379)
Net decrease	(322,050)	$(3,469,606)	(212,273)	$(2,561,882)

Class B
Shares sold	9,396	$105,285	54,748	$600,236
Shares repurchased	(67,836)	(714,470)	(307,688)	(3,305,881)
Net decrease	(58,440)	$(609,185)	(252,940)	$(2,705,645)

Class C
Shares sold	49,321	$546,913	123,860	$1,315,945
Shares repurchased	(229,424)	(2,433,831)	(479,481)	(5,098,362)
Net decrease	(180,103)	$(1,886,918)	(355,621)	$(3,782,417)

Class I
Shares sold	155,766	$1,836,331	428,120	$4,593,093
Shares repurchased	(18,417)	(206,378)	(40,958)	(468,955)
Net increase	137,349	$1,629,953	387,162	$4,124,138

7. Capital loss carryforward

As of March 31, 2011, the Fund had a net capital loss carryforward of approximately $2,281,502, of which $492,518 expires in 2017, $1,010,603 expires in 2018 and $778,381 expires in 2019. These amounts will be available to offset any future taxable capital gains.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful

Legg Mason Investment Counsel Financial Services Fund 2011 Semi-Annual Report	21

conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending March 31, 2012.

Legg Mason Investment Counsel

Financial Services Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Financial Services Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Financial Services Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Financial Services Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010492 11/11 SR11-1509

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011